Accounts receivable, net - Non current amounts (Details) - Mar. 31, 2018 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Non-current accounts receivable
2020	$ 4,586	¥ 28,768
2021	4,166	26,132
2022	3,833	24,046
2023	3,728	23,385
2024 and thereafter	15,679	98,343
Non-current gross accounts receivable due for payment	31,992	200,674
Less: Unearned interest	(4,647)	(29,152)
Total non-current accounts receivable	$ 27,345	¥ 171,522